April 21, 2026 2026 Annual Shareholder Meeting Independent Bank Corporation

2Cautionary note regarding forward-looking statements This presentation contains forward-looking statements, which are any statements or information that are not historical facts. These forward-looking statements include statements about our anticipated future revenue and expenses and our future plans and prospects. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. For example, deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding to us, lead to a tightening of credit, and increase stock price volatility. Our results could also be adversely affected by changes in interest rates; increases in unemployment rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of our investment securities; legal and regulatory developments; changes in customer behavior and preferences; breaches in data security; and management’s ability to effectively manage the multitude of risks facing our business. Key risk factors that could affect our future results are described in more detail in our Annual Report on Form 10-K for the year ended December 31, 2025 and the other reports we file with the SEC, including under the heading “Risk Factors.” Investors should not place undue reliance on forward-looking statements as a prediction of our future results. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

3Today’s Agenda • Welcome and Call to Order – IBC Chairman • Voting upon matters listed in the Company’s 2026 Proxy Statement – IBC Chairman • Business Update - IBC President & CEO • Question and answer session – IBC President & CEO and IBC EVP & CFO • Adjournment

4IBC Board of Directors • Director Since: 2013 • President & CEO of IBC and Independent Bank • Director Since: 2019 • Founder & CEO of OpTech, LLC and OpTech Solutions • Member of the Audit Committee • Director Since: 2016 • CEO and Chair of the Board of Directors of Cascade Engineering Family of Companies • Member of the Compensation Committee • Director Since: 2004 • Chairman of the Board • Former President, Global Operations of Wolverine Worldwide (NYSE: WWW) • Member of the Compensation Committee • Director Since: 2017 • Former President of Foremost Insurance Company • Chair of the Audit Committee • Director Since: 2025 • Former partner with the Varnum law firm concentrated on corporate governance, securities, and M&A • Member of the Compensation Committee and the Nominating and Corporate Governance Committee • Director Since: 2015 • Former President & CEO of Priority Health • Chair of the Compensation Committee • Director Since: 2012 • Founder and President of Grey Dunes • Chair of the Governance and the Nominating Committees • Director Since: 2018 • Former Director of Traverse City State Bank • Self-employed • Member of the Governance and the Nominating Committees • Director Since: 2020 • CEO of Ignition Media Group and President of Archer Corporate Services • Member of the Audit Committee and the Governance and the Nominating Committees Michael J. Cok Stephen L. Gulis Jr. Christina L. Keller William B. Kessel Ronia F. Kruse Michael G. Wooldridge Dennis W. Archer Jr. Terance L. Beia William J. Boer Joan A. Budden

5IBC Executive Management Team • CEO of IBC and Independent Bank since 2013 • Joined Independent Bank in 1994 • Began career with Crowe William B. Kessel President, CEO & Director • Joined Independent Bank in 2020 as EVP and Chief Financial Officer • Previously SVP, Chief Financial Officer of STAR Financial Corporation • 18 years of experience in financial management Gavin A. Mohr EVP, Chief Financial Officer • EVP and Chief Risk Officer since 2012 • Joined the Company in April 2007 as EVP – Commercial • Previous experience with Comerica for 25 years Stefanie M. Kimball EVP, Chief Risk Officer • Joined Independent Bank in 2018 as Senior Vice President Commercial Banking • 33 years experience in Commercial Banking • Previously Regional President of West Michigan at Chemical Bank Joel F. Rahn EVP, Commercial Banking • Joined Independent Bank in 2016 as Senior Vice President Mortgage Banking • 28 years experience in the mortgage area • Previous experience with Talmer Bank, TCF Bank, and Standard Federal Bank Patrick J. Ervin EVP, Mortgage Banking • Joined Independent Bank in 2012 as 1st Vice President of IT. • Senior Vice President Chief Information Officer from January 2020 to January 2025. • 30 years of experience in senior/executive management. Chris Michaels EVP, COO • Responsible for Retail Banking. • Joined Independent Bank over 25 years ago • Previous experience leading the Bank’s retail network and Consumer Lending program. Michael J. Stodolak EVP, Retail Banking

62026 Annual Meeting of Shareholders • Secretary for the meeting (Gavin A. Mohr) • Record date: February 20, 2026 • Approximate distribution date of Proxy Statement: March 6, 2026 • Shares entitled to vote: 20,769,374 • Determination of quorum • Voting on proposals

7Proposal #1 - Election of Directors Nominees for a three-year term expiring 2029 Terance L. Beia William B. Kessel Stephen L. Gulis Jr.

8Proposal #1 - Election of Directors Nominees for a one-year term expiring 2027 Michael G. Wooldridge

9Proposal #2 - Ratification of the Appointment of Independent Auditors • Crowe, LLP has served as IBC’s independent registered public accounting firm since 2005. • Crowe, LLP was founded in 1942 and is one of the 10 largest accounting and consulting firms in the U.S. • IBC is served primarily by Crowe’s Grand Rapids, Michigan office.

10Proposal #3 - Advisory (Non-Binding) Vote on Executive Compensation The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.

11 Proposal #4 – Advisory Vote on the Frequency of the Shareholder Advisory Vote on Executive Compensation The Board has solicited a non-binding advisory vote from our shareholders on how often we include the Advisory Vote on Executive Compensation (Proposal #3). Options are: - Every year - Every two years - Every three years We currently include the Advisory Vote on Executive Compensation every year.

12 Brad Kessel President & CEO Business Update

13

142025 Full Year Financial Highlights • Net income and diluted earnings per share of $68.5 million and $3.27 • Annualized return on average assets and on average equity of 1.3% and 14.4%, compared to 1.3% and 15.7% respectively in the prior year • Paid cash dividends of $1.04 per share, a 8% increase over prior year • Increase in tangible book value per share of $2.71 or 13.4% • Returned 31.5% of 2025 earnings to shareholders through dividends

15Track Record of Consistent Growth & Profitability BALANCE SHEET 2020 2021 2022 2023 2024 2025 5-Year CAGR Total Assets $4,204 $4,705 $5,000 $5,264 $5,338 $5,506 5.5% Portfolio Loans $2,734 $2,905 $3,465 $3,791 $4,039 $4,276 9.4% Deposits $3,637 $4,117 $4,379 $4,623 $4,654 $4,762 5.5% Tangible Common Equity $357 $367 $317 $374 $425 $473 5.8% PROFITABILITY Pre-Tax, Pre-Provision Income $81.9 $75.4 $83.1 $79.9 $87.5 $87.4 1.3% Pre-Tax, Pre-Prov / Avg. Assets 2.08% 1.62% 1.72% 1.56% 1.77% 1.62% - Net Income(1) $56.2 $62.9 $63.4 $59.1 $66.8 $68.5 4.0% Diluted EPS $2.53 $2.88 $2.97 $2.79 $3.16 $3.27 5.3% Return on Average Assets(1) 1.43% 1.41% 1.31% 1.15% 1.27% 1.27% - Return on Average Equity(1) 15.68% 16.13% 18.41% 16.04% 15.70% 14.43% - Net Interest Margin (FTE) 3.34% 3.10% 3.32% 3.26% 3.38% 3.56% - Efficiency Ratio 59.24% 62.87% 59.71% 60.76% 60.80% 60.50% - SHAREHOLDER VALUE TBV/Share $ 16.33 $ 17.33 $ 15.04 $ 17.96 $ 20.33 $ 23.04 7.1% Dividends Paid per Share $ 0.80 $ 0.84 $ 0.88 $ 0.92 $ 0.96 $ 1.04 5.4% Value of Shares Repurchased $ 14.2 $ 17.3 $ 4.0 $ 5.2 $ - $ 12.4 - For the year ended December 31, ($M except per share data)

16Strong Balance Sheet and Liquidity • Loan growth of $237.5 million, a 5.9% increase from the prior year • Commercial loan growth of $276.2 million (14.3%) • Mortgage loan growth of $8.1 million (0.5%) • Consumer loans decreased $46.8 million (-8.0%) • Deposit growth (excluding brokered time deposits) of $107.6 million (2.3%) • Loan to deposit ratio of 89.8%

17Strong Credit Quality For the year ended December 31, ($M except per share data) Asset Quality: 2020 2021 2022 2023 2024 2025 NPAs / Assets 0.21% 0.11% 0.08% 0.11% 0.13% 0.44% NPAs / Loans + OREO 0.32% 0.18% 0.12% 0.15% 0.17% 0.56% Reserves / Total Loans 1.30% 1.63% 1.51% 1.44% 1.47% 1.48% NCOs / Avg. Loans 0.11% (0.07%) 0.00% 0.03% 0.02% 0.04%

18Strong Capital Position TCE / TA (%) Leverage Ratio (%) CET1 Ratio (%) Total RBC Ratio (%) Tier 1 Capital Ratio (%) 9.0 8.6 7.9 6.4 7.2 8.0 8.7 0 5 10 15 2019 2020 2021 2022 2023 2024 2025 11.4 12.0 11.0 10.4 10.6 11.2 11.5 0 5 10 15 2019 2020 2021 2022 2023 2024 2025 10.1 9.2 8.8 8.8 9.0 9.9 10.3 0 5 10 15 2019 2020 2021 2022 2023 2024 2025 12.7 13.3 12.1 11.4 11.5 12.1 12.4 0 5 10 15 2019 2020 2021 2022 2023 2024 2025 13.7 16.0 14.5 13.6 13.7 14.2 13.6 0 2 4 6 8 10 12 14 16 18 2019 2020 2021 2022 2023 2024 2025

19Recognized For Our Efforts SM-All Star for 2024 Community Bankers Cup - 2024 - Forbes Best in-State Bank 2018, 2019, 2023, 2024, 2025 Great Place to Work 2023, 2024, 2025 Raymond James Community Bankers Cup 2024 Piper Sandler SM-All Star 2024 MSHDA Top 10 Lender Award 2017 MasterCard Community Institution Innovation Award 2019, 2020, 2021 50/50 Women on Boards “3+” Company 2020, 2021, 2022, 2023, 2024, 2025 Michigan Bankers Association (MBA) Financial Literacy Award 2019, 2020, 2021, 2022, 2023, 2024, 2025 Newsweek America’s Greatest Workplaces 2024 & 2025

20A Look Forward Growth & Expansion Process Improvement & Cost Controls Talent Management Risk Management

21Independent Bank Corporation Voting Results • Shares entitled to vote: 20,769,374 • Proposal #1 – Election of Directors • Proposal #2 – Ratification of Auditors • Proposal #3 – Advisory (Non-Binding) Vote on Executive Compensation • Proposal #4 – Advisory (Non-Binding) Vote on Frequency of a Shareholder Advisory Vote on Executive Compensation 2026 Annual Shareholders Meeting

22 Thank you for attending!

23 Appendix

24Reconciliation of Non-GAAP Financial Measures 2025 2024 2023 2022 2021 2020 Net interest income $180,015 $166,248 $ 156,329 $ 149,561 $ 129,765 $ 123,612 Non-interest income 45,644 56,362 50,676 61,909 76,643 80,745 Non-interest expense 138,233 135,096 127,119 128,341 131,023 122,413 Pre-Tax, Pre-Provision Income 87,426 87,514 79,886 83,129 75,385 81,944 Provision for credit losses 6,135 4,468 6,210 5,341 (1,928) 12,463 Income tax expense 12,750 16,256 14,609 14,437 14,418 13,329 Net income $68,541 $66,790 $ 59,067 $ 63,351 $ 62,895 $ 56,152 Average total assets $5,401,441 $5,239,952 5,115,624$ 4,825,723$ 4,465,577$ 3,933,655$ Performance Ratios Return on average assets 1.27% 1.27% 1.15% 1.31% 1.41% 1.43% Pre-tax, Provision return on average assets 1.62% 1.67% 1.56% 1.72% 1.69% 2.08% Year Ended December 31, (Dollars in thousands)

25 Reconciliation of Non-GAAP Financial Measures Reconciliation of Non-GAAP Financial Measures 2025 2024 2023 2022 2021 2020 Net Interest Margin, Fully Taxable Equivalent ("FTE") Net interest income 180,015$ 166,248$ 156,329$ 149,561$ 129,765$ 123,612$ Add: taxable equivalent adjustment 1,785 902 900 1,878 1,866 823 Net interest income - taxable equivalent 181,800$ 167,150$ 157,229$ 151,439$ 131,631$ 124,435$ Net interest margin (GAAP) 3.52% 3.36% 3.24% 3.28% 3.05% 3.32% Net interest margin (FTE) 3.56% 3.38% 3.26% 3.32% 3.10% 3.34% Year Ended December 31, (Dollars in thousands)

26Reconciliation of Non-GAAP Financial Measures Reconciliation of Non-GAAP Financial Measures (continued) Independent Bank Corporation Tangible Common Equity 2025 2024 2023 2022 2021 2020 Common shareholders' equity 502,951$ 454,686$ 404,449$ 347,596$ 398,484$ 389,522$ Less: Goodwill 28,300 28,300 28,300 28,300 28,300 28,300 Other intangibles 1,001 1,488 2,004 2,551 3,336 4,306 Tangible common equity 473,650$ 424,898$ 374,145$ 316,745$ 366,848$ 356,916$ (Dollars in thousands) Year Ended December 31,